UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) December 29, 2025

BAYFIRST FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	001-41068	59-3665079
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

700 Central Avenue		33701
St. Petersburg, Florida		(Zip Code)
(Address of principal executive offices)
(727) 440-6848
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock	BAFN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)
Emerging growth company ☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On December 29, 2025, BayFirst Financial Corp. (the “Company”) and the holders of the Company’s $6.0 million of 4.5% Fixed to Floating Subordinated Notes Due June 30, 2031 (the “Notes”) entered into an Amendment to the Notes (the “Amendment”), effective as of December 26, 2025. Pursuant to the Amendment, instead of the Company paying interest on the Notes, the outstanding principal of the Notes shall be increased by the amount of interest due as of the date of the Amendment and that becomes due through and including June 30, 2026. In addition, if the Company does not pay all amounts due on the Notes by June 30, 2026, at the Company’s option, (i) it shall pay the holders 3% of the outstanding principal of the Notes, or (ii) the principal of the Notes shall be increased by 3%. As of December 31, 2025, the principal due on the Notes was $6.0 million and the interest rate was 4.5%.
On December 30, 2025, First National Bankers Bank agreed that the Company may defer the quarterly interest payment due December 10, 2025 on its term loan until March 10, 2026. As of December 31, 2025, the principal due on the term loan was $1.6 million and the interest rate was 6.75%.
The Press Release is attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
10.1	Amendment to 4.5% Fixed to Floating Subordinated Notes Due June 30, 2031	*
10.2	Change in Terms Agreement for FNBB Term Loan	*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*
The information in this report (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAYFIRST FINANCIAL CORP.

Date:	January 6, 2026

By:	/s/ Scott J. McKim
Scott J. McKim
Chief Financial Officer